[cover]

June 30, 1997

PHOENIX
FUNDS

ANNUAL REPORT

Phoenix Worldwide
Opportunities Fund


[logo] PHOENIX
       DUFF & PHELPS



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                     [THIS PAGE INTENTIONALLY LEFT BLANK]
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PHOENIX WORLDWIDE OPPORTUNITIES FUND

INVESTOR PROFILE

     Phoenix Worldwide Opportunities Fund is designed for investors seeking long-term capital appreciation and broad equity global diversification. Investors should note that foreign investments pose added risks, such as currency fluctuation, less public information and political and economic uncertainty.

INVESTMENT ADVISER'S REPORT

     For the 12 months ended June 30, 1997, Class A shares returned 13.40% and Class B shares earned 12.46% compared with an average return of 19.22% for a peer universe of 175 global equity funds, according to Lipper Analytical Services, Inc. The MSCI World Index was up 22.27%. All performance figures are stated in U.S. dollars, assume reinvestment of dividends and exclude the effect of sales charges. MSCI total return figures are net of foreign withholding taxes.

     Europe, which was up 29.99% as measured by the MSCI Europe Index, has continued to be supported by low and falling interest rates. A higher rate of economic growth within Europe would be helpful for corporate profits by giving some support to the earnings outlook from external demand.

     Moderate economic growth, very low inflation and strong corporate earnings have provided considerable support for a strong U.S. market. Over the last 12 months, the S&P 500 is up 34.75%, primarily led by large-capitalization stocks. The Dow Jones Industrial Average has risen 38.54%, while the smaller capitalization NASDAQ Composite Index has risen 20.81%. The stock market has incurred two meaningful market breaks of nearly 10%--the first in the third quarter of 1996 and the second in the second quarter of 1997. Nonetheless, the market has shown tremendous resilience, with all major market averages achieving new highs in June 1997.

     Latin America rose 46.38%, with every country participating in the rally. Venezuela (+112.53%) led the way, followed by Brazil (+71.03%), Colombia (+46.32%) and Mexico (+34.10%), as measured by the MSCI Emerging Markets (Free) Index. The region is experiencing the benefits of accelerating growth, declining inflation and positive investor sentiment.

     Asia posted more uneven performance. The two largest markets had very contrasting returns for the period. Hong Kong gained 29.63%, but Japan lost 8.87%. Results for the emerging countries were widely dispersed, from an impressive 30.04% in Taiwan, to negative 57.81% for Thailand.

OUTLOOK

     We expect foreign markets to continue to perform reasonably well in 1997 due to low interest rates, improving economic growth, and corporate restructuring efforts. A relatively smooth progress towards a single currency in Europe is essential as disintegration of the process would dramatically increase the volatility of markets that have been more or less performing in concert with one another.

     While U.S. market price/earnings valuation measures are at the high end of historical ranges, such levels may be justified by better-than-expected earnings and low interest rates. At present we are overweighting large-capitalization growth stocks in the technology and financial services sectors.



                                                                              1

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Phoenix Worldwide Opportunities Fund
--------------------------------------------------------------------------------


[Tabular representation of line chart]



                                                                        Phoenix Worldwide
                 Standard & Poor's 500         MSCI World (Net)           Opportunities
                    Stock Index**                  Index*                  Fund--Class A
                 ---------------------         ----------------         ------------------
6/30/87               $10,000                     $10,000                     $9,525

6/30/88                 9,289                       9,895                      8,903

6/30/89                11,184                      11,130                      8,492

6/30/90                13,009                      11,919                      8,678

6/30/91                13,972                      11,336                      8,220

6/30/92                15,852                      11,815                      8,667

6/30/93                18,009                      13,794                      9,657

6/30/94                18,250                      15,206                     12,308

6/30/95                23,015                      16,829                     13,112

6/30/96                29,026                      19,932                     15,916

6/30/97                39,113                      24,371                     18,049







Average Annual Total Returns for the Periods Ending 6/30/97
                                                                          From Inception
                                                                           7/15/94 to
                                      1 Year     5 Years     10 Years        6/30/97
------------------------------------------------------------------------------------------
Class A with 4.75% sales charge        8.05%      14.68%         6.08%            --
------------------------------------------------------------------------------------------
Class A at net asset value            13.40%      15.80%         6.60%            --
------------------------------------------------------------------------------------------
Class B with CDSC                      8.46%         --            --          11.30%
------------------------------------------------------------------------------------------
Class B at net asset value            12.46%         --            --          12.13%
------------------------------------------------------------------------------------------
The Morgan Stanley Capital
 International World (Net) Index*     22.27%      15.58%         9.32%         16.80%***
------------------------------------------------------------------------------------------
S&P 500 Stock Index**                 34.75%      19.80%        14.61%         28.42%
------------------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 6/30/87 for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. The total return (since inception 7/15/94) for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%-3rd year, 2%-4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

  *The Morgan Stanley Capital International World (Net) Index is an unmanaged, arithmetical average weighted by the market value of companies listed on stock exchanges which includes approximately 1600 companies listed on the stock exchanges of the USA, Europe, Canada, Australia, New Zealand and the Far East. The index's performance does not reflect sales charges. The returns are after withholding taxes for foreign investors.

 **The S&P 500 Stock Index is an unmanaged but commonly used measure of stock total return performance. The S&P 500 performance does not reflect sales charges.

***From 7/31/94 to 6/30/97.

Phoenix Worldwide Opportunities Fund
--------------------------------------------------------------------------------

                          INVESTMENTS AT JUNE 30, 1997

                                                  SHARES      VALUE
                                                 --------- ------------
COMMON STOCKS--92.1%
Australia--0.6%
 Westpac Bank Corp. Ltd. (Diversified
    Financial Services) ........................ 153,000      913,553
                                                           ------------
Belgium--0.9%
 Credit Communal Holding/Dexia (Banks)..........  13,000    1,397,636
                                                           ------------
Brazil--1.9%
 Telebras Sponsored ADR
    (Utility--Telephone)   .....................  14,600    2,215,550
 Uniao de Bancos Brasileiros SA GDR
    (Banks) ....................................  24,000      891,000
                                                           ------------
                                                            3,106,550
                                                           ------------
Chile--0.8%
 Santa Isabel SA Sponsored ADR
    (Retail--Food)   ...........................  42,000    1,354,500
                                                           ------------
Finland--2.5%
 Nokia Corp. Sponsored ADR
    (Telecommunications Equipment)  ............  27,000    1,991,250
 Raision Tehtaat Oy (Food) .....................  13,300      914,116
 Rauma Group (The) (Machinery)   ...............  48,000    1,099,688
                                                           ------------
                                                            4,005,054
                                                           ------------
France--4.9%
 AXA - UAP (Insurance)  ........................  22,700    1,413,216
 Elf Aquitaine SA (Oil) ........................  11,200    1,209,491
 Louis Dreyfus Citrus (Food) (b) ...............  28,000    1,046,858
 Promodes (Retail)   ...........................   4,000    1,559,556
 Total SA B Shares (Oil)   .....................  12,300    1,244,477
 Usinor Sacilor (Steel) ........................  76,000    1,372,192
                                                           ------------
                                                            7,845,790
                                                           ------------
Germany--3.7%
 Adidas AG (Textile & Apparel)   ...............  11,950    1,323,587
 BHW Holding AG (Banks) (b)   ..................  73,000    1,235,868
 Rhoen-Klinikum AG (Hospital
    Management & Services) .....................   9,310    1,191,466
 Schmalbach Lubeca AG (Containers)  ............   5,300    1,189,268
 VEBA AG (Utility--Electric)  ..................  18,200    1,023,587
                                                           ------------
                                                            5,963,776
                                                           ------------
Hong Kong--0.0%
 Henderson China Holding Ltd. (Real
    Estate) ....................................     768        1,294
                                                           ------------
Hungary--0.4%
 Gedeon Richter 144A GDS (Health
    Care--Drugs) (d) ...........................   6,600      608,142
                                                           ------------
Indonesia--0.1%
 Wicaksana Overseas International
    (Conglomerates)  ........................... 167,000      204,329
                                                           ------------

Italy--3.5%
 Gucci Group NV-NY (Textile & Apparel) .........  29,800    1,918,375
 Istituto Bancario San Paolo di Torino
    (Banks) .................................... 120,120      874,691
 Stet-Societa' Finanziaria Telefonica SPA
    (Utility--Telephone)   ..................... 488,000    2,839,377
                                                           ------------
                                                            5,632,443
                                                           ------------
Japan--7.8%
 Canon, Inc. (Office & Business
    Equipment) .................................  38,000    1,036,092
 Circle K Japan Company Ltd.
    (Retail--Food)   ...........................  16,800      966,040
 Credit Saison Company Ltd. (Diversified
    Financial Services) ........................  59,800    1,463,253
 DDI Corp. (Utility--Telephone)  ...............     115      850,214
 Matsushita Communication Industrial
    (Telecommunications Equipment)  ............  22,000      744,036
 Meitec (Computer Software & Services) .........  29,000      864,196
 Namco (Entertainment, Leisure &
    Gaming) ....................................  20,000      772,525
 Nintendo Company Ltd. (Entertainment,
    Leisure & Gaming)   ........................  11,000      922,835
 Nippon Broadcasting System (Publishing,
    Broadcasting, Printing & Cable) ............  12,000    1,331,819
 Paris Miki, Inc. (Retail) .....................  31,000      912,960
 TDK Corp. (Electronics)   .....................   9,000      661,452
 Taisho Pharmaceutical Co. (Health
    Care--Drugs)  ..............................  35,000      945,119
 Taiyo Yuden Co. Ltd. (Electrical
    Equipment) .................................  66,000    1,090,099
                                                           ------------
                                                           12,560,640
                                                           ------------
Mexico--0.9%
 Coca-Cola Femsa SA Sponsored ADR
    (Beverages)   ..............................  30,000    1,548,750
                                                           ------------
Netherlands--2.6%
 DSM NV (Chemical)   ...........................  11,500    1,146,302
 ING Groep NV (Diversified Financial
    Services)  .................................  25,500    1,177,844
 Philips Electronics NV (Electronics)  .........  27,000    1,937,529
                                                           ------------
                                                            4,261,675
                                                           ------------
New Zealand--0.2%
 Restaurant Brands New Zealand Ltd.
    (Entertainment, Leisure & Gaming) (b) ...... 149,000      258,516
                                                           ------------
Norway--1.3%
 Schibsted ASA (Publishing, Broadcasting,
    Printing & Cable)   ........................  64,000    1,267,638
 Smedvig ASA A Shares (Oil)   ..................  36,300      907,413
                                                           ------------
                                                            2,175,051
                                                           ------------

                                                                               3
                       See Notes to Financial Statements

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Phoenix Worldwide Opportunities Fund
--------------------------------------------------------------------------------


                                                SHARES       VALUE
                                              ----------- -------------
Peru--1.0%
 Telefonica del Peru SA
    (Utility--Telephone)   ..................     617,014   $ 1,621,334
                                                           ------------
Philippines--2.8%
 Ayala Land, Inc. Class B (Real Estate) .....   1,669,000     1,534,473
 Manila Electric Co. (Utility--Electric) ....     136,000       670,306
 Metropolitan Bank & Trust Co.
    (Banks) .................................      20,000       424,628
 Philippine Commercial International
    Bank (Banks)  ...........................      61,000       589,741
 SM Prime Holdings, Inc. (Real Estate) ......   2,488,000       735,760
 San Miguel Corp. Class B (Beverages) .......     241,000       635,028
                                                           ------------
                                                              4,589,936
                                                           ------------
Poland--0.1%
 Bank Handlowy W. Warszawie
    (Banks) (b)   ...........................       7,500        86,498
                                                           ------------
Portugal--2.1%
 Electricidade de Portugal SA
    (Utility--Electric) .....................      29,960       550,491
 Portugal Telecom SA
    (Utility--Telephone)   ..................      32,400     1,308,607
 Telecel-Comunicacoes Pessoais SA
    (Telecommunications Equipment) (b) ......      18,500     1,536,492
                                                           ------------
                                                              3,395,590
                                                           ------------
South Korea--9.3%
 Daewoo Securities Co. (Broker-
    Dealers) (b)  ...........................     131,800     2,389,616
 Daewoo Telecom Co.
    (Telecommunications Equipment)  .........      79,000       768,648
 Dongsuh Securities Co. (Broker-
    Dealers) (b)  ...........................     106,000       972,860
 Hyundai Electronics Industries Co.
    (Electronics) ...........................       9,800       502,139
 Hyundai Marine & Fire Insurance Co.
    (Insurance) (b)  ........................      28,600     1,156,238
 Hyundai Securities Co. (Diversified
    Financial Services) (b)   ...............      85,200     1,295,269
 L.G. Electronics (Electronics)  ............      71,200     1,322,972
 L.G. Information & Communication
    Ltd. (Telecommunications
    Equipment) ..............................      19,600     2,427,926
 L.G. Securities (Diversified Financial
    Services) (b) ...........................     113,600     1,381,621
 Oriental Fire & Marine Insurance
    (Insurance)   ...........................      42,600     1,074,594
 Samsung Electronics Co.
    (Electronics) ...........................       7,600       856,797
 Samsung Fire & Marine Insurance
    (Insurance)   ...........................         490       185,736
 Sungmi Telecom Electronics Co.
    (Telecommunications Equipment)  .........       5,150       682,607
                                                           ------------
                                                             15,017,023
                                                           ------------
Spain--0.5%
 Telefonica de Espana
    (Utility--Telephone)   ..................      30,500       883,457
                                                           ------------

Sweden--1.5%
 Astra AB A Shares (Health
    Care--Drugs)  ...........................      80,000   $ 1,489,854
 Biora AB (Medical Products &
    Supplies) (b) ...........................      33,300       310,076
 Biora AB Sponsored ADR (Medical
    Products & Supplies) (b)  ...............      12,000       214,500
 Hemkopskedjan AB B Shares
    (Retail--Food)   ........................      33,000       339,291
                                                           ------------
                                                              2,353,721
                                                           ------------
Switzerland--3.9%
 Ares-Serono Group Bearer Shares
    (Health Care--Drugs)   ..................       1,080     1,566,882
 Novartis AG Registered Shares (Health
    Care--Drugs)  ...........................       1,100     1,761,147
 SIG Schweizerische Industrie
    Gesellschaft Holding AG Bearer
    Shares (Machinery)  .....................         370     1,123,096
 SIG Schweizerische Industrie
    Gesellschaft Holding AG Registered
    Shares (Machinery)  .....................         120       178,625
 Zurich Versicherungs Registered
    Shares (Insurance)  .....................       4,000     1,594,183
                                                           ------------
                                                              6,223,933
                                                           ------------
United Kingdom--15.7%
 Avis Europe PLC (Leasing/Rental) (b) .......     620,000     1,408,622
 British Aerospace PLC (Aerospace &
    Defense)   ..............................     109,700     2,440,314
 Carlton Communications PLC
    (Publishing, Broadcasting, Printing
    & Cable)   ..............................     196,000     1,655,626
 Celltech PLC (Health Care--Drugs) (b) ......     152,000       679,294
 Compass Group PLC (Lodging &
    Restaurants)  ...........................     147,000     1,649,101
 Cordiant PLC (Professional Services)  ......   1,038,000     2,133,705
 Corporate Services Group PLC
    (Professional Services)   ...............     387,000     1,214,206
 GKN PLC (Miscellaneous)   ..................      75,000     1,291,403
 Granada Group PLC (Entertainment,
    Leisure & Gaming)   .....................      87,000     1,143,975
 Lloyds TSB Group PLC (Diversified
    Financial Services) .....................     172,000     1,763,515
 Next PLC (Retail)   ........................     148,000     1,671,405
 Norwich Union PLC 144A (Insurance)
    (b) (d)    ..............................     120,000       638,149
 Rentokil Initial PLC (Professional
    Services)  ..............................     330,000     1,158,955
 Rolls-Royce PLC (Aerospace &
    Defense)   ..............................     290,000     1,107,773
 Siebe PLC (Electrical Equipment)   .........     108,000     1,828,162
 WPP Group PLC (Advertising)  ...............     658,000     2,699,684
 Williams PLC (Professional Services)  ......     160,000       860,186
                                                           ------------
                                                             25,344,075
                                                           ------------
United States--23.1%
 Aetna, Inc. (Insurance)   ..................      19,800     2,027,025
 Ascend Communications, Inc.
    (Telecommunications Equipment)  .........      40,000     1,575,000

4
                       See Notes to Financial Statements

Phoenix Worldwide Opportunities Fund
--------------------------------------------------------------------------------

                                              SHARES       VALUE
                                              -------- ---------------
United States--continued
 Centura Software Corp. (Computer
    Software & Services) (b)  ...............    3,436   $        7,731
 Chase Manhattan Corp. (Banks)   ............   17,000        1,650,062
 Citicorp (Banks) ...........................   12,000        1,446,750
 Ensco International, Inc. (Oil Service
    & Equipment) (b) ........................   37,000        1,951,750
 First American Corp. (Banks) ...............   57,000        2,187,375
 General Electric Co. (Electrical
    Equipment) ..............................   40,000        2,615,000
 Hertz Corp. Class A (Autos & Trucks) .......   50,000        1,800,000
 International Business Machines Corp.
    (Office & Business Equipment)   .........   23,000        2,074,313
 Nautica Enterprises, Inc. (Textile &
    Apparel)   ..............................   90,000        2,379,375
 Philip Morris Companies, Inc.
    (Tobacco)  ..............................   55,000        2,440,625
 Quaker Oats Co. (Food) .....................   40,000        1,795,000
 RJR Nabisco Holdings Corp.
    (Tobacco)  ..............................   69,000        2,277,000
 Schlumberger Ltd. (Oil Service &
    Equipment) ..............................   17,200        2,150,000
 Teradyne, Inc. (Electronics) ...............   40,000        1,570,000
 U.S. Airways Group, Inc. (Airlines) (b) ....   50,000        1,750,000
 United Healthcare Corp. (Hospital
    Management & Services) ..................   35,500        1,846,000
 United Waste Systems, Inc. (Pollution
    Control)   ..............................   50,000        2,050,000
 Watson Pharmaceuticals, Inc. (Health
    Care--Drugs) (b) ........................   40,000        1,690,000
                                                        ---------------
                                                             37,283,006
                                                        ---------------
TOTAL COMMON STOCKS
 (Identified cost $129,316,466) .....................       148,636,272
                                                         ---------------
PREFERRED STOCKS--1.6%
Germany--0.9%
 Volkswagen AG Pfd. (Autos & Trucks) ........    2,700        1,518,508
                                                        ---------------
United Kingdom--0.7%
 Egypt Investment Co. (Multi-
    Industry) (b) ...........................   73,000        1,076,750
                                                        ---------------
TOTAL PREFERRED STOCKS
    (Identified cost $1,693,195)   ..................         2,595,258
                                                         ---------------

WARRANTS--1.3%
United States--1.3%
 Intel Corp. Warrants 3/14/98
    (Electronics) (b)   .....................   20,000   $    2,030,000
                                                        ---------------
TOTAL WARRANTS
 (Identified cost $2,125,000) ...............                 2,030,000
                                                        ---------------
TOTAL LONG-TERM INVESTMENTS--95.0%
 (Identified cost $133,134,661)  ............               153,260,530
                                                        ---------------



                           STANDARD
                           & POOR'S      PAR
                            RATING      VALUE
                         (Unaudited)    (000)
                         ------------- --------
SHORT-TERM OBLIGATIONS--3.0%
Commercial Paper--3.0%
 Anheuser-Busch
    5.43%, 7-1-97 ......     A-1+        $  930           930,000
 Preferred Receivables
    Funding Corp.
    5.60%, 7-2-97 (c)        A-1          1,425         1,424,778
 International Lease
    Finance Corp.
    5.51%, 7-7-97 ......     A-1            790           789,275
 CXC, Inc. 5.52%,
    7-8-97  ............     A-1+         1,715         1,713,159
                                                 -----------------
                                                        4,857,212
                                                 -----------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $4,857,212)  ...............          4,857,212
                                                  -----------------
TOTAL INVESTMENTS--98.0%
 (Identified cost $137,991,873)   ............        158,118,742(a)
 Cash and receivables, less liabilities--2.0%           3,298,474
                                                  -----------------
NET ASSETS--100.0% ...........................    $   161,417,216
                                                  =================


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $22,663,829 and gross depreciation of $3,310,365 for federal income tax purposes. At June 30, 1997, the aggregate cost of securities for federal income tax purposes was $138,765,278.
(b) Non-income producing.
(c) Segregated as collateral for forward currency contracts.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1997, these securities amounted to a value of $1,246,291 or 0.8% of net assets.


                       See Notes to Financial Statements

Phoenix Worldwide Opportunities Fund
--------------------------------------------------------------------------------

                           INDUSTRY DIVERSIFICATION
         As a percentage of Total Value of Total Long-Term Investments
                                  (Unaudited)


Advertising  .................................     1.8%
Aerospace & Defense   ........................     2.3
Airlines  ....................................     1.1
Autos & Trucks  ..............................     2.2
Banks  .......................................     7.0
Beverages    .................................     1.4
Broker-Dealers  ..............................     2.2
Chemical  ....................................     0.7
Computer Software & Services   ...............     0.6
Conglomerates   ..............................     0.1
Containers   .................................     0.8
Diversified Financial Services    ............     5.2
Electrical Equipment  ........................     3.6
Electronics  .................................     5.8
Entertainment, Leisure & Gaming   ............     2.0
Food   .......................................     2.5
Health Care--Drugs    ........................     5.7
Hospital Management & Services    ............     2.0
Insurance    .................................     5.3
Leasing/Rental  ..............................     0.9
Lodging & Restaurants    .....................     1.1
Machinery    .................................     1.6
Medical Products & Supplies    ...............     0.3
Miscellaneous   ..............................     0.8
Multi-Industry  ..............................     0.7
Office & Business Equipment    ...............     2.0
Oil    .......................................     2.2
Oil Service & Equipment  .....................     2.7
Pollution Control  ...........................     1.3
Professional Services    .....................     3.5
Publishing, Broadcasting, Printing & Cable         2.8
Real Estate  .................................     1.5
Retail    ....................................     2.7
Retail--Food    ..............................     1.7
Steel  .......................................     0.9
Telecommunications Equipment   ...............     6.4
Textile & Apparel  ...........................     3.7
Tobacco   ....................................     3.1
Utility--Electric  ...........................     1.5
Utility--Telephone    ........................     6.3
                                                ------
                                                 100.0%
                                                ======



                       See Notes to Financial Statements
6

Phoenix Worldwide Opportunities Fund
--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1997

Assets
Investment securities at value
  (Identified cost $137,991,873)                            $158,118,742
Cash                                                              17,286
Receivables
 Investment securities sold                                    6,063,395
 Fund shares sold                                                 73,080
 Dividends and interest                                          281,584
 Tax reclaim                                                      67,270
Net unrealized appreciation on
  forward currency contracts                                      85,923
                                                            -------------
  Total assets                                               164,707,280
                                                            -------------
Liabilities
Payables
 Investment securities purchased                               2,067,015
 Fund shares repurchased                                         109,441
 Closed foreign currency contracts                               675,644
 Transfer agent fee                                               99,525
 Investment advisory fee                                          99,186
 Distribution fee                                                 38,200
 Financial agent fee                                               7,098
 Trustees' fee                                                     2,809
Accrued expenses                                                 191,146
                                                            -------------
  Total liabilities                                            3,290,064
                                                            -------------
Net Assets                                                  $161,417,216
                                                            =============
Net Assets Consist of:
Capital paid in on shares of beneficial interest            $126,953,154
Undistributed net investment income                            1,360,579
Accumulated net realized gain                                 12,892,630
Net unrealized appreciation                                   20,210,853
                                                            -------------
Net Assets                                                  $161,417,216
                                                            =============
Class A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $153,005,453)           14,234,784

Net asset value per share                                         $10.75
Offering price per share
  $10.75/(1-4.75%)                                                $11.29

Class B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $8,411,763)                798,733

Net asset value and offering price per share                      $10.53



                            STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 1997

Investment Income
Dividends                                               $ 1,837,274
Interest                                                  1,118,172
Foreign taxes withheld                                     (120,967)
                                                        -----------
  Total investment income                                 2,834,479
                                                        -----------
Expenses
Investment advisory fee                                   1,137,290
Distribution fee--Class A                                   362,581
Distribution fee--Class B                                    66,061
Financial agent fee                                          64,066
Transfer agent                                              359,882
Custodian                                                   180,497
Printing                                                     62,128
Professional                                                 50,440
Registration                                                 31,306
Trustees                                                     22,470
Miscellaneous                                                31,778
                                                        -----------
  Total expenses                                          2,368,499
                                                        -----------
Net investment income                                       465,980
                                                        -----------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                          14,387,429
Net realized gain on foreign currency transactions        1,397,324
Net change in unrealized appreciation (depreciation)
  on investments                                          3,616,111
Net change in unrealized appreciation (depreciation)
  on foreign currency and foreign currency                 (405,680)
                                                        -----------
transactions
Net gain on investments                                  18,995,184
                                                        -----------
Net increase in net assets resulting from
  operations                                            $19,461,164
                                                        ===========


                       See Notes to Financial Statements

Phoenix Worldwide Opportunities Fund
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                            Year Ended        Year Ended
                                                                                           June 30, 1997     June 30, 1996
                                                                                           ---------------   ---------------
From Operations
 Net investment income (loss)                                                              $    465,980      $   (291,385)
 Net realized gain                                                                           15,784,753        22,536,010
 Net change in unrealized appreciation (depreciation)                                         3,210,431         4,669,762
                                                                                           -------------     -------------
 Increase in net assets resulting from operations                                            19,461,164        26,914,387
                                                                                           -------------     -------------
From Distributions to Shareholders
 Net investment income--Class A                                                                (547,706)               --
 Net investment income--Class B                                                                  (3,491)               --
 Net realized gains--Class A                                                                (10,600,864)       (7,904,822)
 Net realized gains--Class B                                                                   (464,200)         (220,021)
 In excess of net investment income--Class A                                                    (36,512)               --
 In excess of net investment income--Class B                                                       (233)               --
                                                                                           -------------     -------------
 Decrease in net assets from distributions to shareholders                                  (11,653,006)       (8,124,843)
                                                                                           -------------     -------------
From Share Transactions
Class A
 Proceeds from sales of shares (7,287,155 and 9,725,785 shares, respectively)                73,684,613        94,334,086
 Net asset value of shares issued from reinvestment of distributions (1,017,922 and
  764,481 shares, respectively)                                                               9,812,762         6,849,750
 Cost of shares repurchased (8,259,993 and 10,285,880 shares, respectively)                 (83,959,118)      (99,875,851)
                                                                                           -------------     -------------
 Total                                                                                         (461,743)        1,307,985
                                                                                           -------------     -------------
Class B
 Proceeds from sales of shares (294,976 and 318,603 shares, respectively)                     2,922,714         3,048,479
 Net asset value of shares issued from reinvestment of distributions (40,165 and 20,140
  shares, respectively)                                                                         381,165           178,437
 Cost of shares repurchased (99,485 and 92,969 shares, respectively)                           (994,110)         (893,724)
                                                                                           -------------     -------------
 Total                                                                                        2,309,769         2,333,192
                                                                                           -------------     -------------
 Increase in net assets from share transactions                                               1,848,026         3,641,177
                                                                                           -------------     -------------
 Net increase in net assets                                                                   9,656,184        22,430,721

Net Assets
 Beginning of period                                                                        151,761,032       129,330,311
                                                                                           -------------     -------------
 End of period (including undistributed net investment income of $1,360,579
  and $85,217, respectively)                                                               $161,417,216      $151,761,032
                                                                                           =============     =============


                       See Notes to Financial Statements
8

Phoenix Worldwide Opportunities Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)


                                                                                Class A
                                        ---------------------------------------------------------------------------------------
                                                                          Year Ended June 30,
                                                 1997                  1996               1995            1994         1993
                                        ----------------------- ------------------- ------------------ ------------ -----------
Net asset value, beginning of period        $    10.29           $       9.04        $     10.17        $   8.00     $   7.18
Income from investment operations(6)
 Net investment income (loss)                     0.03(1)               (0.02)(1)           0.01(1)         0.01         0.03
 Net realized and unrealized gain                 1.25                   1.87               0.56            2.19         0.79
                                            ----------           -----------         ----------         --------     --------
  Total from investment operations                1.28                   1.85               0.57            2.20         0.82
                                            ----------           -----------         ----------         --------     --------
Less distributions:
 Dividends from net investment income            (0.04)                    --                 --           (0.03)          --
 Dividends from net realized gains               (0.78)                 (0.60)             (1.37)             --           --
 In excess of net realized gains                    --                     --              (0.33)             --           --
                                            ----------           -----------         ----------         --------     --------
  Total distributions                            (0.82)                 (0.60)             (1.70)          (0.03)          --
                                            ----------           -----------         ----------         --------     --------
Change in net asset value                         0.46                   1.25              (1.13)           2.17         0.82
                                            ----------           -----------         ----------         --------     --------
Net asset value, end of period              $    10.75           $      10.29        $      9.04        $  10.17     $   8.00
                                            ==========           ===========         ==========         ========     ========
Total return(2)                                  13.40%                 21.39%             6.53%           27.46%       11.42%
Ratios/supplemental data:
Net assets, end of period (thousands)       $  153,005           $    146,052        $   126,481        $118,707     $ 88,870
Ratio to average net assets of:
 Operating expenses                               1.53%                  1.60%              1.80%           1.50%        1.88%
 Net investment income (loss)                     0.34%                 (0.19)%             0.16%           0.09%        0.61%
Portfolio turnover                                 234%                   245%               277%            259%          95%
Average commission rate paid(5)             $   0.0180                    N/A                N/A             N/A          N/A



                                                                 Class B
                                        ----------------------------------------------------------
                                                                                         From
                                                                                      Inception
                                                  Year Ended June 30,                 7/15/94 to
                                               1997                 1996               6/30/95
                                            ----------           -----------         ----------
Net asset value, beginning of period        $    10.14           $       8.98        $     10.40
Income from investment operations(6)
 Net investment income (loss)                    (0.03)(1)              (0.08)(1)          (0.02)(1)
 Net realized and unrealized gain                 1.21                   1.84               0.30
                                            ----------           -----------         ----------
  Total from investment operations                1.18                   1.76               0.28
                                            ----------           -----------         ----------
Less distributions:
 Dividends from net investment income            (0.01)                    --                 --
 Dividends from net realized gains               (0.78)                 (0.60)             (1.37)
 In excess of net realized gains                    --                     --              (0.33)
                                            ----------           -----------         ----------
  Total distributions                            (0.79)                 (0.60)             (1.70)
                                            ----------           -----------         ----------
Change in net asset value                         0.39                   1.16              (1.42)
                                            ----------           -----------         ----------
Net asset value, end of period              $    10.53           $      10.14        $      8.98
                                            ==========           ===========         ==========
Total return(2)                                  12.46%                 20.50%              3.54%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)       $    8,412           $      5,709        $     2,849
Ratio to average net assets of:
 Operating expenses                               2.29%                  2.34%              2.61% (4)
 Net investment income (loss)                    (0.35)%                (0.86)%            (0.33)%(4)
Portfolio turnover                                 234%                   245%               277%
Average commission rate paid(5)             $   0.0180                    N/A                N/A

(1) Computed using average shares outstanding.
(2) Maximum sales load is not reflected in the total return calculation.
(3) Not annualized
(4) Annualized
(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(6) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.


                       See Notes to Financial Statements

PHOENIX WORLDWIDE OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 1997

1. SIGNIFICANT ACCOUNTING POLICIES

     Phoenix Worldwide Opportunities Fund ("the Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is capital appreciation by investing in equity securities of domestic and non-U.S. issuers. The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.


A. Security valuation:
     Equity securities are valued at the last sale price, or if there had been no sale of the security on that day, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.


B. Security transactions and related income:
     Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Realized gains and losses from investment transactions are reported on the identified cost basis.


C. Income taxes:
     It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.


D. Distributions to shareholders:
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.


E. Foreign currency translation:
     Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.


F. Forward currency contracts:
     The Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds and to manage the Fund's currency exposure. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.
     A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is

PHOENIX WORLDWIDE OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (Continued)

recorded by the Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.


2. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS
     As compensation for its services to the Fund, the Investment Adviser, National Securities and Research Corporation, an indirect, majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee at an annual rate of 0.75% of the average daily net assets of the Fund for the first $1 billion.

     As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of $9,821 for Class A shares and deferred sales charges of $22,283 for Class B shares for the year ended June 30, 1997. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares of the average daily net assets of the Fund. The Distribution Plan for Class A shares provides for fees to be paid up to a maximum on an annual basis of 0.30%; the Distributor has voluntarily agreed to limit the fee to 0.25%. The Distributor has advised the Fund that of the total amount expensed for the year ended June 30, 1997, approximately $162,567 was retained by the Distributor, $254,382 was paid to unaffiliated participants and $11,693 was paid to W.S. Griffith, an indirect subsidiary of PHL.

     As Financial Agent of the Fund, PEPCO received a fee for bookkeeping, administration, and pricing services at an annual rate of 0.03% of the average daily net assets of the Fund through December 31, 1996, and starting on January 1, 1997, at an annual rate of 0.05% of average daily net assets up to $100 million, 0.04% of average daily net assets of $100 million to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee may apply. PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended June 30, 1997, transfer agent fees were $359,882 of which PEPCO retained $137,131 which is net of the fees paid to State Street.

     At June 30, 1997, PHL and affiliates held 171 Class A shares and 1 Class B share of the Fund with a combined value of $1,853.

3. PURCHASE AND SALE OF SECURITIES

     Portfolio purchases and sales of investments, excluding short-term securities, for the year ended June 30, 1997, aggregated $308,758,822 and $307,198,933 respectively. There were no purchases or sales of long-term U.S. Government securities.


4. FORWARD CURRENCY CONTRACTS

     As of June 30, 1997, the Fund had entered into the following forward currency contract which contractually obligates the Fund to deliver currencies at specified dates:

                                                               Net
  Contracts          In                                    Unrealized
     to           Exchange     Settlement                 Appreciation
   Deliver          For           Date         Value     (Depreciation)
-------------- --------------- ------------ ------------ ---------------
FL 8,630,000   USD 4,488,013     8/1/97     $4,402,090      $85,923
                                                            ========


FL    =   Dutch Florin
USD   =   U.S. Dollar

5. CREDIT RISK

     In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.


6. RECLASS OF CAPITAL ACCOUNTS

     The Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. For the year ended June 30, 1997, the Fund has increased undistributed net investment income by $1,397,324 and decreased accumulated net realized gains by $1,397,324.


TAX INFORMATION NOTICE (UNAUDITED)

     For the fiscal year ended June 30, 1997, the Fund distributed long-term capital gains dividends of $2,975,241.

                       REPORT OF INDEPENDENT ACCOUNTANTS





[LOGO] Price Waterhouse LLP

To the Trustees and Shareholders of
Phoenix Worldwide Opportunities Fund


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix Worldwide Opportunities Fund (the "Fund") at June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



/s/ Price Waterhouse LLP

Boston, Massachusetts
August 6, 1997

PHOENIX WORLDWIDE OPPORTUNITIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

Trustees
C. Duane Blinn
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Philip R. Reynolds
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

Officers
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
David R. Pepin, Executive Vice President
William J. Newman, Senior Vice President
Jeanne H. Dorey, Vice President
William E. Keen, III, Vice President
David Lui, Vice President
William R. Moyer, Vice President
Leonard J. Saltiel, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary




Investment Adviser
National Securities & Research Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

Principal Underwriter
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

Transfer Agent
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110

[back cover]

Phoenix Worldwide Opportunities Fund
PO Box 2200
Enfield CT 06083-2200


[logo] PHOENIX
       DUFF & PHELPS



PDP 758 (8/97)